Exhibit 10.6

SCHEDULE OF SUBSTANTIALLY IDENTICAL DOCUMENTS

     The following persons have entered into agreements with the Company as of May 18, 2005 that are substantially identical to the Indemnification Agreement included as Exhibit 10.5 and that differ only in the name of the person.

Name

Robert E. Aikman
Charles L. Blackburn
Anthony V. Dub
V. Richard Eales
Allen Finkelson
Jonathan S. Linker
Kevin S. McCarthy
John H. Pinkerton
Jeffrey L. Ventura
Steven L. Grose
Roger S. Manny
Herbert A. Newhouse
Chad L. Stephens
Rodney L. Waller